UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21918
                                                     ---------

                        Oppenheimer Absolute Return Fund
                        --------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                         Date of fiscal year end: May 31
                                                  ------

                      Date of reporting period: 08/31/2008
                                                ----------

ITEM 1. SCHEDULE OF INVESTMENTS.


Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCKS--33.2%
CONSUMER DISCRETIONARY--5.6%
AUTOMOBILES--0.7%
Mitsubishi Motors Corp.(1)                                 31,000   $     46,106
Nissan Motor Co.                                            6,600         50,353
Volkswagen AG                                                 160         47,809
                                                                    ------------
                                                                         144,268
DIVERSIFIED CONSUMER SERVICES--0.3%
H&R Block, Inc.                                             2,121         54,170

HOTELS, RESTAURANTS & LEISURE--0.8%
McDonald's Corp.                                              862         53,487
Starwood Hotels & Resorts Worldwide, Inc.                   1,446         52,418
Thomas Cook Group plc                                      12,870         53,724
                                                                    ------------
                                                                         159,629
HOUSEHOLD DURABLES--0.8%
Snap-On, Inc.                                                 922         52,572
Sony Corp.                                                  1,300         49,778
Taylor Wimpey plc                                          64,570         63,853
                                                                    ------------
                                                                         166,203
INTERNET & CATALOG RETAIL--0.6%
DeNA Co. Ltd                                                   11         53,857
Rakuten, Inc.                                                 102         56,780
                                                                    ------------
                                                                         110,637
LEISURE EQUIPMENT & PRODUCTS--0.4%
Hasbro, Inc.                                                1,329         49,705
SANKYO Co. Ltd.                                               800         37,823
                                                                    ------------
                                                                          87,528
MEDIA--1.6%
Interpublic Group of Cos., Inc. (The)(1)                    5,913         55,582
M6 Metropole Television                                     2,240         50,114
PagesJaunes Groupe SA                                       3,789         54,227
ProSieben Sat.1 Media AG                                    6,022         61,665
Vivendi SA                                                  1,220         47,322
Yellow Pages Income Fund                                    5,764         54,611
                                                                    ------------
                                                                         323,521
MULTILINE RETAIL--0.2%
Big Lots, Inc.(1)                                           1,653         48,879

TEXTILES, APPAREL & LUXURY GOODS--0.2%
Cheil Industries, Inc.                                        970         46,054

CONSUMER STAPLES--1.7%
FOOD PRODUCTS--0.5%
Goodman Fielder Ltd.                                       41,500         52,233
Sara Lee Corp.                                              3,710         50,085
                                                                    ------------
                                                                         102,318
PERSONAL PRODUCTS--0.5%
Avon Products, Inc.                                         1,209         51,781
Natura Cosmeticos SA                                        4,333         50,587
                                                                    ------------
                                                                         102,368


                      1 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

                                                          SHARES        VALUE
                                                        ---------   ------------
TOBACCO--0.7%
British American Tobacco plc                                1,410   $     47,832
Reynolds American, Inc.                                       934         49,483
Souza Cruz SA                                               1,793         47,157
                                                                    ------------
                                                                         144,472
ENERGY--4.2%
ENERGY EQUIPMENT & SERVICES--0.5%
AMEC plc                                                    3,050         46,818
National Oilwell Varco, Inc.(1)                               648         47,777
                                                                    ------------
                                                                          94,595
OIL, GAS & CONSUMABLE FUELS--3.7%
Apache Corp.                                                  453         51,814
ARC Energy Trust                                            1,770         50,359
BG Group plc                                                2,292         50,930
Cairn Energy plc(1)                                           950         51,570
Canadian Oil Sands Trust                                    1,030         49,919
ConocoPhillips                                                635         52,394
El Paso Corp.                                               2,888         48,403
Enerplus Resources Fund, Series G                           1,244         53,940
Harvest Energy Trust                                        2,619         53,648
Murphy Oil Corp.                                              642         50,416
Nippon Mitsubishi Oil Corp.                                 8,000         50,089
Occidental Petroleum Corp.                                    649         51,505
S-Oil Corp.                                                   752         44,580
Southwestern Energy Co.(1)                                  1,418         54,409
Tullow Oil plc                                              3,290         49,477
                                                                    ------------
                                                                         763,453
FINANCIALS--5.2%
CAPITAL MARKETS--0.2%
Deutsche Bank AG                                              550         46,952

COMMERCIAL BANKS--0.9%
BNP Paribas SA                                                510         45,999
Credit Agricole SA                                          2,380         50,698
HSBC Holdings plc                                           3,080         48,593
Royal Bank of Scotland Group plc (The)                     11,950         51,136
                                                                    ------------
                                                                         196,426
DIVERSIFIED FINANCIAL SERVICES--0.3%
Leucadia National Corp.                                     1,166         53,974

INSURANCE--1.2%
Fairfax Financial Holdings Ltd.                               203         44,546
Hannover Rueckversicherung AG                               1,074         45,693
Muenchener Rueckversicherungs-Gesellschaft AG                 306         47,608
Royal & Sun Alliance Insurance Group plc                   19,670         54,070
Scor Se                                                     2,150         49,538
                                                                    ------------
                                                                         241,455
REAL ESTATE INVESTMENT TRUSTS--2.6%
Avalonbay Communities, Inc.                                   519         51,900
Dexus Property Group                                       38,000         47,628
Equity Residential                                          1,167         49,247


                      2 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

                                                          SHARES        VALUE
                                                        ---------   ------------
REAL ESTATE INVESTMENT TRUSTS CONTINUED
Gecina SA                                                     430   $     53,248
Goodman Group                                              21,600         58,144
GPT Group                                                  36,300         53,559
HCP, Inc.                                                   1,433         51,903
Host Hotels & Resorts, Inc.                                 3,913         55,956
Macquarie Office Trust                                     60,300         53,333
Mirvac Group                                               21,200         52,431
                                                                    ------------
                                                                         527,349
HEALTH CARE--2.1%
HEALTH CARE EQUIPMENT & SUPPLIES--0.5%
Hospira, Inc.(1)                                            1,393         56,221
Intuitive Surgical, Inc.(1)                                   171         50,491
                                                                    ------------
                                                                         106,712
LIFE SCIENCES TOOLS & SERVICES--0.5%
Applied Biosystems, Inc.                                    1,415         51,633
Thermo Fisher Scientific, Inc.(1)                             855         51,779
                                                                    ------------
                                                                         103,412
PHARMACEUTICALS--1.1%
Abbott Laboratories                                           918         52,721
Biovail Corp.                                               5,100         55,717
Bristol-Myers Squibb Co.                                    2,440         52,070
Eli Lilly & Co.                                             1,095         51,082
                                                                    ------------
                                                                         211,590
INDUSTRIALS--4.0%
AIRLINES--0.7%
Deutsche Lufthansa AG                                       2,205         47,601
Qantas Airways Ltd.                                        16,600         47,496
Southwest Airlines Co.                                      3,257         49,604
                                                                    ------------
                                                                         144,701
BUILDING PRODUCTS--0.3%
Nippon Sheet Glass Co. Ltd.                                13,000         66,511

COMMERCIAL SERVICES & SUPPLIES--0.3%
Allied Waste Industries, Inc.(1)                            4,211         56,596

CONSTRUCTION & ENGINEERING--0.2%
Fluor Corp.                                                   640         51,283

MACHINERY--0.6%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.           1,250         39,763
Samsung Heavy Industries Co. Ltd.                           1,340         38,187
Vallourec SA                                                  170         47,406
                                                                    ------------
                                                                         125,356
MARINE--0.7%
Kawasaki Kisen Kaisha Ltd.                                  6,000         42,775
Korea Line Corp.(1)                                           286         45,930
Nippon Yusen Kabushiki Kaisha                               6,000         48,038
                                                                    ------------
                                                                         136,743
ROAD & RAIL--0.5%
CSX Corp.                                                     778         50,321


                      3 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

                                                          SHARES        VALUE
                                                        ---------   ------------
ROAD & RAIL CONTINUED
Stagecoach Group plc                                        9,110   $     52,936
                                                                    ------------
                                                                         103,257
TRANSPORTATION INFRASTRUCTURE--0.7%
Macquarie Airports                                         19,300         52,452
Macquarie Infrastructure Group                             21,400         39,820
Transurban Group                                           10,600         49,012
                                                                    ------------
                                                                         141,284
INFORMATION TECHNOLOGY--2.0%
COMMUNICATIONS EQUIPMENT--0.3%
Corning, Inc.                                               2,532         52,007

COMPUTERS & PERIPHERALS--0.5%
Mitsumi Electric Co. Ltd.                                   2,600         69,738
NEC Corp.                                                   9,000         41,799
                                                                    ------------
                                                                         111,537
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
Fuji Photo Film Co.                                         1,600         44,009
Jabil Circuit, Inc.                                         3,095         52,182
Samsung SDI Co. Ltd.(1)                                       616         46,791
                                                                    ------------
                                                                         142,982
SOFTWARE--0.5%
CA, Inc.                                                    2,310         55,232
Compuware Corp.(1)                                          4,623         52,841
                                                                    ------------
                                                                         108,073
MATERIALS--3.4%
CHEMICALS--2.0%
Agrium, Inc.                                                  584         49,396
BASF AG                                                       798         46,114
DC Chemical Co. Ltd.                                          139         37,686
Hyosung Corp.                                                 687         46,195
K+S AG                                                        409         49,352
LG Chem Ltd.                                                  502         43,425
Mitsubishi Chemical Holdings Corp.                          8,500         47,834
Monsanto Co.                                                  448         51,184
Potash Corp. of Saskatchewan, Inc.                            250         43,502
                                                                    ------------
                                                                         414,688
METALS & MINING--1.1%
AK Steel Holding Corp.                                        857         45,087
Fording Canadian Coal Trust                                   580         51,593
Gerdau SA                                                   3,000         45,644
Korea Zinc Co.                                                372         43,081
Rio Tinto plc                                                 503         47,944
                                                                    ------------
                                                                         233,349
PAPER & FOREST PRODUCTS--0.3%
MeadWestvaco Corp.                                          1,918         50,789

TELECOMMUNICATION SERVICES--2.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
Brasil Telecom Participacoes SA                             3,300         43,204


                      4 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

                                                          SHARES        VALUE
                                                        ---------   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES CONTINUED
Cable & Wireless plc                                       15,660   $     50,498
Deutsche Telekom AG                                         2,935         48,440
Embarq Corp.                                                1,130         53,291
France Telecom SA                                           1,598         47,203
Frontier Communications Corp.                               4,506         56,640
Qwest Communications International, Inc.                   13,844         52,330
Windstream Corp.                                            4,353         54,064
                                                                    ------------
                                                                         405,670
WIRELESS TELECOMMUNICATION SERVICES--0.5%
American Tower Corp.(1)                                     1,237         51,125
Softbank Corp.                                              2,800         46,398
                                                                    ------------
                                                                          97,523
UTILITIES--2.6%
ELECTRIC UTILITIES--0.7%
British Energy Group plc                                    3,523         47,297
Companhia Energetica de Minas Gerais                        2,150         46,258
Pepco Holdings, Inc.                                        2,123         53,818
                                                                    ------------
                                                                         147,373
ENERGY TRADERS--0.4%
AES Corp. (The)(1)                                          3,316         50,602
Tractebel Energia SA                                        3,391         41,420
                                                                    ------------
                                                                          92,022
MULTI-UTILITIES--1.0%
Dominion Resources, Inc.                                    1,209         52,628
GDF Suez                                                      819         47,340
Integrys Energy Group, Inc.                                 1,033         53,995
Teco Energy, Inc.                                           2,928         52,236
                                                                    ------------
                                                                         206,199
WATER UTILITIES--0.5%
Companhia de Saneamento Basico do Estado de Sao Paulo       2,071         46,502
Severn Trent plc                                            1,940         48,240
                                                                    ------------
                                                                          94,742
                                                                    ------------
Total Common Stocks (Cost $7,092,754)                                  6,818,650
                                                                    ============
PREFERRED STOCKS--0.9%
Brasil Telecom SA, Preference                               4,300         44,847
RWE AG, Preference, Non-Vtg.                                  532         46,539
Telemar Norte Leste SA, A Shares, Preference                  900         46,817
Votorantim Celulose e Pape SA, Preference                   2,100         44,293
                                                                    ------------
Total Preferred Stocks (Cost $201,122)                                   182,496

                                                        PRINCIPAL
                                                          AMOUNT
                                                        ---------
CATASTROPHE/EVENT-LINKED BONDS--11.0%
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 5.762%,
   5/22/12(2,3)                                         $ 250,000        252,725
Champlain Ltd. Catastrophe Linked Nts., Series A,
   15.541%, 1/7/09(2,3)                                   250,000        251,363


                      5 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ---------   ------------
Eurus Ltd. Catastrophe Linked Nts., 9.043%,
   4/8/09(2,3)                                          $ 250,000   $    250,980
Fusion 2007 Ltd. Catastrophe Linked Nts., 8.809%,
   5/19/09(2,3)                                           250,000        251,150
GlobeCat Ltd. Catastrophe Linked Nts., 4.883%,
   12/30/08(3,4)                                          250,000        250,075
Redwood Capital X Ltd. Catastrophe Linked Nts.,
   Series C, 7.541%, 1/9/09(3,4)                          250,000        250,400
Successor II Ltd. Catastrophe Linked Nts., Series
   CIII, 19.422%, 4/6/10(2,3)                             250,000        248,675
VASCO Re 2006 Ltd. Catastrophe Linked Nts.,
   11.173%, 6/5/09(2,3)                                   250,000        251,175
Vega Capital Ltd. Catastrophe Linked Nts., Series D,
   0%, 6/24/11(4,5)                                       250,000        252,125
                                                                    ------------
Total Catastrophe/Event-Linked Bonds (Cost
   $2,253,560)                                                         2,258,668
                                                                    ============
SHORT-TERM NOTES--27.7%
Federal National Mortgage Assn.:
2.28%, 12/22/08(6)                                        500,000        495,984
2.67%, 2/23/09(7,8,9)                                   5,270,000      5,200,078
                                                                    ------------
Total Short-Term Notes (Cost $5,698,053)                               5,696,062
                                                                    ============

                                                          SHARES
                                                        ---------
INVESTMENT COMPANY--25.2%
Oppenheimer Institutional Money Market Fund, Cl. E,
   2.76%(10,11) (Cost $5,192,685)                       5,192,685      5,192,685
TOTAL INVESTMENTS, AT VALUE (COST $20,438,174)               98.0%    20,148,561
OTHER ASSETS NET OF LIABILITIES                               2.0        414,006
                                                        ---------   ------------
NET ASSETS                                                  100.0%  $ 20,562,567
                                                        =========   ============

Footnotes to Statement of Investments

(1.) Non-income producing security.

(2.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,506,068 or 7.32% of the Fund's net assets as of August 31, 2008.

(3.) Represents the current interest rate for a variable or increasing rate security.

(4.) Illiquid security. The aggregate value of illiquid securities as of August
     31, 2008 was $752,600, which represents 3.66% of the Fund's net assets. See accompanying Notes.

(5.) Zero coupon bond reflects effective yield on the date of purchase.

(6.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $495,984. See accompanying Notes.

(7.) A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See accompanying Notes.

(8.) A sufficient amount of liquid assets has been designated to cover outstanding written call options.

(9.) A sufficient amount of liquid assets has been designated to cover outstanding written put options.

(10.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES        GROSS       GROSS          SHARES
                                                     MAY 31, 2008   ADDITIONS   REDUCTIONS   AUGUST 31, 2008
                                                     ------------   ---------   ----------   ---------------
Oppenheimer Institutional Money Market Fund, Cl. E     10,460,287   8,450,850   13,718,452       5,192,685

                                                                    DIVIDEND
                                                        VALUE        INCOME
                                                     ------------   ---------
Oppenheimer Institutional Money Market Fund, Cl. E   $5,192,685      $63,934

(11.) Rate shown is the 7-day yield as of August 31, 2008.


                      6 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of August 31, 2008:

                                               INVESTMENTS IN   OTHER FINANCIAL
VALUATION DESCRIPTION                            SECURITIES       INSTRUMENTS*
---------------------                          --------------   ---------------
Level 1--Quoted Prices                           $10,202,720        $ 99,367
Level 2--Other Significant Observable Inputs       9,945,841         294,013
Level 3--Significant Unobservable Inputs                  --              --
                                                 -----------        --------
   TOTAL                                         $20,148,561        $393,380
                                                 ===========        ========

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swaps are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation techniques, if any, during the reporting period.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF AUGUST 31, 2008 ARE AS FOLLOWS:

                                           CONTRACT AMOUNT           EXPIRATION                   UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION            BUY/SELL       (000s)                    DATE          VALUE     APPRECIATION   DEPRECIATION
--------------------            --------   ---------------         --------------   ----------   ------------   ------------
Argentine Peso (ARP)               Buy           800         ARP          9/22/08   $  262,771      $   819       $    --
Australian Dollar (AUD)           Sell            35         AUD           9/8/08       30,025        2,453            --
Australian Dollar (AUD)            Buy            40         AUD           2/5/09       33,745           --         2,735
Brazilian Real (BRR)              Sell           120         BRR          10/2/08       73,000           --           541
Brazilian Real (BRR)               Buy           400         BRR          10/2/08      243,335        1,803            --
British Pound Sterling (GBP)      Sell            65         GBP           9/8/08      118,417        9,134            --
British Pound Sterling (GBP)       Buy            10         GBP           2/5/09       18,031           --         1,444
Canadian Dollar (CAD)             Sell           130         CAD           9/8/08      122,419        3,227            --
Canadian Dollar (CAD)              Buy            30         CAD           2/5/09       28,225           --           874
Chinese Renminbi (Yuan) (CNY)     Sell         1,800         CNY          9/22/08      263,379           --         1,442
Euro (EUR)                        Sell           815         EUR    9/8/08-2/5/09    1,192,761       49,158            --
Hong Kong Dollar (HKD)            Sell         2,000         HKD          9/22/08      256,366           --           137
Indian Rupee (INR)                 Buy        11,000         INR          10/6/08      249,484           --         1,228
Japanese Yen (JPY)                Sell        94,000         JPY   9/8/08-12/4/08      866,451        1,746         5,089
Japanese Yen (JPY)                 Buy        16,000         JPY           2/5/09      148,417           --         1,747
New Turkish Lira (TRY)             Buy           325         TRY          9/18/08      272,320        1,600            --
Singapore Dollar (SGD)            Sell           350         SGD          9/22/08      247,203           --            28
South African Rand (ZAR)           Buy         2,000         ZAR          9/22/08      258,340        4,993            --
South Korean Won (KRW)             Buy       200,000         KRW           2/5/09      183,243           --        12,413
Swiss Franc (CHF)                 Sell           305         CHF   9/8/08-9/22/08      277,057        4,126            --
                                                                                                    -------       -------
Total unrealized appreciation                                                                       $79,059       $27,678
   and depreciation                                                                                 =======       =======


                      7 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

FUTURES CONTRACTS AS OF AUGUST 31, 2008 ARE AS FOLLOWS:

                                                                                        UNREALIZED
                                                 NUMBER OF   EXPIRATION                APPRECIATION
CONTRACT DESCRIPTION                  BUY/SELL   CONTRACTS      DATE        VALUE     (DEPRECIATION)
--------------------                  --------   ---------   ----------  ----------   --------------
DAX Index                                Buy         1         9/19/08   $  236,067     $  4,075
Euro-Bundesobligation, 10 yr.            Buy         2          9/8/08      334,957       11,030
FTSE 100 Index                           Buy         3         9/19/08      308,892          470
Japan (Government of) Bonds, 10 yr.      Buy         3          9/9/08      381,392        1,004
NASDAQ 100 E-Mini Index                  Buy         8         9/19/08      300,000      (11,196)
Nikkei 225 Index                         Buy         3         9/11/08      360,028        8,608
Standard & Poor's 500 E-Mini Index       Sell       63         9/19/08    4,040,190      216,676
U.S. Long Bonds, 20 yr.                  Buy         5        12/19/08      586,563       (1,881)
U.S. Treasury Nts., 2 yr.                Sell        4        12/31/08      849,125         (567)
U.S. Treasury Nts., 10 yr.               Buy         6        12/19/08      693,000         (570)
United Kingdom Long Gilt                 Sell        2        12/29/08      408,064         (293)
                                                                                        --------
                                                                                        $227,356
                                                                                        ========

WRITTEN OPTIONS AS OF AUGUST 31, 2008 ARE AS FOLLOWS:

                                      NUMBER OF   EXERCISE   EXPIRATION    PREMIUMS
DESCRIPTION                    TYPE   CONTRACTS    PRICE        DATE       RECEIVED     VALUE
-----------                    ----   ---------   --------   ----------   ---------   ---------
British Pound Sterling (GBP)   Call     85,000     $1.830      9/5/08      $   894     $   (827)
British Pound Sterling (GBP)   Put      85,000      1.830      9/5/08          894         (982)
British Pound Sterling (GBP)   Call     85,000      1.832      9/2/08          872         (121)
British Pound Sterling (GBP)   Put      85,000      1.832      9/2/08          895       (1,027)
British Pound Sterling (GBP)   Call     85,000      1.837      9/4/08          905       (1,265)
British Pound Sterling (GBP)   Put      85,000      1.837      9/4/08          905         (527)
British Pound Sterling (GBP)   Call     85,000      1.846      9/3/08          843          (35)
British Pound Sterling (GBP)   Put      85,000      1.846      9/3/08          839       (2,098)
British Pound Sterling (GBP)   Call     85,000      1.852      9/2/08          948           --
British Pound Sterling (GBP)   Put      85,000      1.852      9/2/08          909       (2,676)
Euro (EUR)                     Call    120,000      1.473      9/5/08        1,043         (830)
Euro (EUR)                     Put     120,000      1.473      9/5/08        1,043       (1,222)
                                                                           -------     --------
                                                                           $10,990     $(11,610)
                                                                           =======     ========

INTEREST RATE SWAP CONTRACTS AS OF AUGUST 31, 2008 ARE AS FOLLOWS:

SWAP               NOTIONAL             PAID BY        RECEIVED BY    TERMINATION
COUNTERPARTY        AMOUNT             THE FUND          THE FUND        DATE         VALUE
------------     -----------        --------------   --------------   -----------   --------
                                    Six-Month INR-
                                        MIBOR-OIS-
Citibank NA      $27,000,000  INR         COMPOUND            9.430%     8/4/18     $    278
JPMorgan Chase
Bank NA:
                                         One-Month
                                         MXN-TIIE-
                   6,700,000  MXN          BANXICO            8.369     4/23/18      (25,655)
                                                        Three-Month
                   2,000,000  ZAR            9.705%      ZAR-JIBAR-
                                                              SAFEX      8/4/18       (4,019)
                                                     Six-Month CZK-
                  10,000,000  CZK            4.355           PRIBOR      8/6/18       (8,373)
UBS AG             2,000,000  ZAR            9.740      Three-Month      8/1/18
                                                         ZAR-JIBAR-
                                                              SAFEX                   (4,330)
                                                                                    --------
                                                                                    $(42,099)
                                                                                    ========

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CZK         Czech Koruna
INR         Indian Rupee
MXN         Mexican Nuevo Peso
ZAR         South African Rand

Abbreviations are as follows:

BANXICO     Banco de Mexico
JIBAR       South Africa Johannesburg Interbank Agreed Rate
MIBOR-OIS   Mid Market Interest Rate for French Franc/Austrian Schilling and
            India Swap Composites-Overnight Indexed Swap
PRIBOR      Prague Interbank Offering Rate


                      8 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

SAFEX  South African Futures Exchange
TIIE   Interbank Equilibrium Interest Rate

TOTAL RETURN SWAP CONTRACTS AS OF AUGUST 31, 2008 ARE AS FOLLOWS:

                                                                                                            TERMINATION
SWAP COUNTERPARTY              NOTIONAL AMOUNT        PAID BY THE FUND            RECEIVED BY THE FUND          DATE        VALUE
----------------------------   ---------------   --------------------------   ---------------------------   -----------   --------
Citibank NA:

                                 $  400,111      One-Month USD BBA            If positive, the Total          8/03/09     $  6,098
                                                 LIBOR plus 25 basis          Return of the MSCI Daily
                                                 points and if negative,      Net Emerging Markets
                                                 the absolute value of        Taiwan USD Index
                                                 the Total Return of the
                                                 MSCI Daily Net Emerging
                                                 Markets Taiwan USD Index

                                  2,060,001      If positive, the Total       One-Month USD BBA LIBOR          5/5/09       82,322
                                                 Return of the MSCI           minus 50 basis points and
                                                 Daily Gross EAFE USD         if negative, the absolute
                                                 Index                        value of the Total Return
                                                                              of the MSCI Daily Gross
                                                                              EAFE USD Index

Deutsche Bank AG, London          1,969,771      One-Month USD BBA            If positive, the Total          9/15/08       77,969
                                                 LIBOR plus 20 basis          Return of a custom equity
                                                 points and if negative,      basket
                                                 the absolute value of
                                                 the Total Return of a
                                                 custom equity basket

Goldman Sachs International:

                                    395,016      If positive, the Total       If negative, the absolute      10/16/08       17,686
                                                 Return of the BOVESPA        value of the Total Return
                                                 10/08 Index                  of the BOVESPA 10/08 Index

                                    565,500      If positive, the Total       If negative, the absolute       9/18/08      130,888
                                                 Return of the KOSPI200       value of the Total Return
                                                 09/08 Index                  of the KOSPI200 09/08 Index

                                    194,800      If positive, the Total       If negative, the absolute       9/18/08       20,955
                                                 Return of the KOSPI200       value of the Total Return
                                                 09/08 Index                  of the KOSPI200 09/08 Index

                                    702,367      If positive, the Total       One-Month USD BBA LIBOR         5/13/09       (1,856)
                                                 Return of the NIKKEI         minus 15 basis points and
                                                 225 Index                    if negative, the absolute
                                                                              value of the Total Return
                                                                              of the NIKKEI 225 Index

                                    534,318      If positive, the Total       One-Month USD BBA LIBOR         5/11/09        7,944
                                                 Return of the S&P ASX        minus 60 basis points and
                                                 200 Index                    if negative, the absolute
                                                                              value of the Total Return
                                                                              of the S&P ASX 200 Index

                                    157,049      If positive, the Total       One-Month USD BBA LIBOR          1/8/09       (2,872)
                                                 Return of the S&P            minus 50 basis points and
                                                 Canada (60 Index             if negative, the absolute
                                                 Market) Index                value of the S&P Canada
                                                                              (60 Index Market) Index

                                     85,812      If positive, the Total       One-Month USD BBA LIBOR          5/8/09          794
                                                 Return of the FTSE 100       minus 25 basis points and
                                                 Market Index                 If negative, the absolute
                                                                              value of the Total Return
                                                                              on the FTSE 100 Market
                                                                              Index

                                     42,847      If positive, the Total       One-Month USD BBA LIBOR          8/7/09         (786)
                                                 Return of the S&P            minus 50 basis points and
                                                 Canada (60 Index             if negative, the absolute
                                                 Market) Index                value of the S&P Canada
                                                                              (60 Index Market) Index

                                     22,213      If positive, the Total       One-Month USD BBA LIBOR         9/15/09         (145)
                                                 Return of the S&P ASX        minus 60 basis points and
                                                 200 Index                    if negative, the absolute
                                                                              value of the Total Return
                                                                              of the S&P ASX 200 Index


                      9 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

                                    405,115      One-Month USD BBA            If positive, the Total           8/7/09        2,860
                                                 LIBOR and if negative,       Return of the MSCI Daily
                                                 the absolute value of        Net Belgium USD Index
                                                 the MSCI Daily Net
                                                 Belgium USD Index

                                     21,368      If positive, the Total       One-Month USD BBA LIBOR         9/11/09           47
                                                 Return of the NIKKEI         minus 15 basis points and
                                                 225 Index                    if negative, the absolute
                                                                              value of the Total Return
                                                                              of the NIKKEI 225 Index

                                     32,581      If positive, the Total       One-Month USD BBA LIBOR         9/11/09         (654)
                                                 Return of the S&P            minus 50 basis points and
                                                 Canada (60 Index             if negative, the absolute
                                                 Market) Index                value of the S&P Canada
                                                                              (60 Index Market) Index

                                    114,282      If positive, the Total       One-Month USD BBA LIBOR          1/8/09       (2,207)
                                                 Return of the S&P            minus 50 basis points and
                                                 Canada (60 Index             if negative, the absolute
                                                 Market) Index                value of the S&P Canada
                                                                              (60 Index Market) Index

                                    172,207      If positive, the Total       One-Month USD BBA LIBOR          1/8/09       (2,948)
                                                 Return of the S&P            minus 50 basis points and
                                                 Canada (60 Index             if negative, the absolute
                                                 Market) Index                value of the S&P Canada
                                                                              (60 Index Market) Index

                                     33,332      If positive, the Total       One-Month USD BBA LIBOR         9/10/09          434
                                                 Return of the CAC 40         minus 15 basis points and
                                                 Market Index                 if negative, the absolute
                                                                              value of the Total Return
                                                                              of the CAC 40 Market Index

                                     71,366      If positive, the Total       One-Month USD BBA LIBOR         5/08/09          681
                                                 Return of the FTSE 100       minus 25 basis points and
                                                 Market Index                 if negative, the absolute
                                                                              value of the Total Return
                                                                              of the FTSE 100 Market
                                                                              Index

                                     43,762      If positive, the Total       One-Month USD BBA LIBOR          1/8/09         (831)
                                                 Return of the S&P            minus 50 basis points and
                                                 Canada (60 Index             if negative, the absolute
                                                 Market) Index                value of the Total Return
                                                                              of the S&P Canada (60
                                                                              Index Market) Index

                                    427,510      If positive, the Total       One-Month USD BBA LIBOR         4/10/09       13,701
                                                 Return of the CAC 40         minus 15 basis points and
                                                 Market Index                 if negative, the absolute
                                                                              value of the Total Return
                                                                              of the CAC 40 Market Index

                                    704,048      If positive, the Total       One-Month USD BBA LIBOR         5/08/09        6,807
                                                 Return of the FTSE 100       minus 25 basis points and
                                                 Market Index                 If negative, the absolute
                                                                              value of the Total Return
                                                                              of the FTSE 100 Market
                                                                              Index

                                    454,724      If positive, the Total       One-Month USD BBA LIBOR         5/07/09       20,296
                                                 Return of the DAX            minus 14 basis points and
                                                 Market Index                 if negative, the absolute
                                                                              value of the Total Return
                                                                              of the DAX Market Index

                                    206,752      If positive, the Total       One-Month USD BBA LIBOR         8/12/09         (563)
                                                 Return of the NIKKEI         minus 15 basis points and
                                                 225 Index                    if negative, the absolute
                                                                              value of the Total Return
                                                                              of the NIKKEI 225 Index



                      10 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

                                     24,443      If positive, the Total       One-Month USD BBA LIBOR         8/10/09          371
                                                 Return of the S&P ASX        minus 60 basis points and
                                                 200 Index                    if negative, the absolute
                                                                              value of the Total Return
                                                                              of the S&P ASX 200 Index

                                     20,005      If positive, the Total       One-Month USD BBA LIBOR         8/06/09          944
                                                 Return of the DAX            minus 14 basis points and
                                                 Market Index                 if negative, the absolute
                                                                              value of the Total Return
                                                                              of the DAX Market Index

                                     88,602      If positive, the Total       One-Month USD BBA LIBOR          8/6/09        1,211
                                                 Return of the CAC 40         minus 15 basis points and
                                                 Market Index                 if negative, the absolute
                                                                              value of the Total Return
                                                                              of the CAC 40 Market Index

                                    389,963      One-Month USD BBA            If positive, the Total           2/5/09      (12,435)
                                                 LIBOR plus 10 basis          Return of the MSCI Daily
                                                 points and if negative,      Italy USD Index
                                                 the absolute value of
                                                 the MSCI Daily Italy
                                                 USD Index

Morgan Stanley:

                                    409,197      One-Month USD BBA            if positive, the Total           4/7/09        3,599
                                                 LIBOR and if negative,       Return of the MSCI
                                                 the absolute value of        Netherland Index
                                                 the Total Return of the
                                                 MSCI Netherland Index

                                    416,444      One-Month USD BBA            If positive, the Total           6/5/09      (22,588)
                                                 LIBOR and If negative,       Return of the MSCI Daily
                                                 the absolute value of        Net Spain USD Index
                                                 the Total Return of the
                                                 MSCI Daily Net Spain
                                                 USD Index
                                                                                                                          --------
                                                                                                                          $347,722
                                                                                                                          ========

Abbreviations are as follows:

BBA LIBOR                            British Bankers' Association
                                     London-Interbank Offered Rate

BOVESPA                              Bovespa Index that trades on the Sao Paulo
                                     Stock Exchange

CAC 40 Market Index                  French Options Market. The index contains
                                     40 stocks selected amoung the top 100
                                     market capitalization and the most active stocks listed on Euronext Paris and is the underlying asset for options and futures contracts

DAX Market Index                     Frankfurt Stock Exchange comprised of the
                                     30 largest and most liquid issues traded on the exchange

EAFE Index                           Europe, Australia and Far East. A stock
                                     market index of foreign stocks from the
                                     perspective of a North American investor

FTSE 100 Market Index                United Kingdom 100 most highly capitalized
                                     blue chip companies

KOSPI200                             Korean Stock Exchange
                                     Capitalization-weighted Index made up of
                                     200 Korean stocks

MSCI                                 Morgan Stanley Capital International

MSCI EAFE Index                      Morgan Stanley Capital International
                                     Europe, Australia and Far East. A stock
                                     market index of foreign stocks from the
                                     perspective of a North American investor

NIKKEI 225 Index                     225 top-rated Japanese companies listed on
                                     the Tokyo Stock Exchange

S&P ASX 200 Index                    S&P Australian Securities Exchange. The
                                     investable benchmark for the Australian
                                     equity market. The S&P/ASX 200 is comprised of the S&P/ASX 100 plus an additional 100 stocks

S&P Canada (60 Index Market) Index   S&P/Toronto Stock Exchange
                                     Capitalization-weighted Index made up of 60
                                     Canadian stocks

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are


                      11 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

CATASTROPHE/EVENT-LINKED BONDS. The Fund may invest in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or


                      12 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENTS WITH OFF-BALANCE SHEET MARKET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.


                      13 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Written option activity for the period ended August 31, 2008 was as follows:

                                  CALL OPTIONS            PUT OPTIONS
                            ----------------------   ----------------------
                             NUMBER OF   AMOUNT OF    NUMBER OF   AMOUNT OF
                             CONTRACTS    PREMIUMS    CONTRACTS    PREMIUMS
                            ----------   ---------   ----------   ---------
Options outstanding as of
   May 31, 2008                     --    $     --           --    $     --
Options written              2,675,000      25,696    2,675,000      25,680
Options closed or expired   (1,730,000)    (16,302)    (400,000)     (3,889)
Options exercised             (400,000)     (3,889)  (1,730,000)    (16,306)
                            ----------    --------   ----------    --------
Options outstanding as of
   August 31, 2008             545,000    $  5,505      545,000    $  5,485
                            ==========    ========   ==========    ========


                      14 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic interest payments on the notional amount of the contract. One cash flow stream will typically be a floating rate payment based upon a specified index while the other is typically a fixed rate.

Interest rate swap agreements include interest rate risk. There is a risk, based on future movements of interest rates where the payments made by the Fund under a swap agreement will be greater than the payments it received.

TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

ILLIQUID SECURITIES

As of August 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.


                      15 | OPPENHEIMER ABSOLUTE RETURN FUND

Oppenheimer Absolute Return Fund

STATEMENT OF INVESTMENTS AUGUST 31, 2008 / UNAUDITED

Federal tax cost of securities          $20,504,862
Federal tax cost of other investments    (2,335,118)
                                        -----------
Total federal tax cost                  $18,169,744
                                        ===========
Gross unrealized appreciation
                                        $   828,836
Gross unrealized depreciation              (634,906)
                                        -----------
Net unrealized appreciation             $   193,930
                                        ===========


                      16 | OPPENHEIMER ABSOLUTE RETURN FUND



ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2008, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Absolute Return Fund


By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 10/13/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 10/13/2008


By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 10/13/2008